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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 17, 2002


                                Cytyc Corporation
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               (Exact name of registrant as specified in charter)


      Delaware                       0-27558                    02-0407755
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(State or other juris-             (Commission                (IRS Employer
diction of incorporation)          File Number)             Identification No.)


   85 Swanson Road, Boxborough, MA                         01719
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (978) 263-8000


                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On December 17, 2002, Cytyc Corporation announced that a purported securities class action lawsuit was filed on December 13, 2002, in the United States District Court for the District of Massachusetts against Cytyc and two of its officers. The press release announcing this lawsuit is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     The exhibit filed as part of this Current Report on Form 8-K is listed on the Exhibit Index immediately preceding such exhibit, which Exhibit Index is incorporated herein by reference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 18, 2002             CYTYC CORPORATION

                                    By: /s/ Patrick J. Sullivan
                                        -----------------------------
                                        Patrick J. Sullivan
                                        Chairman, Chief Executive Officer,
                                          and President


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                                  EXHIBIT INDEX

Exhibit No.              Description
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   99.1                  Press release dated December 17, 2002.